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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 12, 2004
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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
           Delaware                           0-15291                         36-3312434
(State or other jurisdiction of        (Commission File No.)       (IRS Employer Identification No.)
        incorporation)


                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 15, 2004, the Company issued a press release announcing its financial results for the three and nine months ending September 30, 2004. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE.

         On November 12, 2004, the Company issued a press release announcing that on November 16, 2004, the Company will be holding an earnings call for the quarter ended September 30, 2004. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(c)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc., dated November 15, 2004, announcing financial results for the three and nine months ending September 30, 2004.

99.2 Press Release of Arlington Hospitality, Inc., dated November 12, 2004, announcing Earnings Call.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  November 15, 2004

                                        Arlington Hospitality, Inc.
                                        (Registrant)

                                        By:  /s/ Jerry H. Herman
                                           ------------------------------------
                                           Jerry H. Herman
                                           Chief Executive Officer

                                        By:  /s/ James B. Dale
                                           ------------------------------------
                                           James B. Dale
                                           Senior Vice President and
                                           Chief Financial Officer